Special Opportunities Fund, Inc. January 31, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On January 31, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on January 20, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0241	27.81%	$0.0241	27.81%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0626	72.19%	$0.0626	72.19%
Total Distribution	$0.0867	100.00%	$0.0867	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2022[2]	3.92%
Current Annualized Distribution Rate (current fiscal year)[3]	10.15%
Current Fiscal Year Cumulative Total Return[4]	-13.81%
Cumulative Distribution Rate (current fiscal year)[5]	10.15%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2022, through December 31, 2022, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2022, through December 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. February 28, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On February 28, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on February 16, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 28, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0425	48.99%	$0.0666	38.40%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0442	51.01%	$0.1068	61.60%
Total Distribution	$0.0867	100.00%	$0.1734	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2023[2]	4.54%
Current Annualized Distribution Rate (current fiscal year)[3]	7.55%
Current Fiscal Year Cumulative Total Return[4]	6.60%
Cumulative Distribution Rate (current fiscal year)[5]	0.63%

 __________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through January 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through January 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of January 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. March 31, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On March 31, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on March 22, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0746	86.09%	$0.1412	54.30%
Net Realized Short-Term Capital Gains	$0.0063	7.29%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0057	6.62%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.1189	45.70%
Total Distribution	$0.0867	100.00%	$0.2601	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 28, 2023[2]	4.91%
Current Annualized Distribution Rate (current fiscal year)[3]	7.71%
Current Fiscal Year Cumulative Total Return[4]	5.09%
Cumulative Distribution Rate (current fiscal year)[5]	1.28%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through February 28, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through February 28, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of February 28, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. April 28, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On April 28, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on April 19, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 28, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0646	74.54%	$0.2059	59.36%
Net Realized Short-Term Capital Gains	$0.0031	3.53%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0052	6.00%	$0.0000	0.00%
Return of Capital	$0.0.138	15.93%	$0.1409	40.64%
Total Distribution	$0.0867	100.00%	$0.3468	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2023[2]	4.70%
Current Annualized Distribution Rate (current fiscal year)[3]	7.85%
Current Fiscal Year Cumulative Total Return[4]	3.84%
Cumulative Distribution Rate (current fiscal year)[5]	1.96%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of March 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through March 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through March 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of March 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. May 31, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On May 31, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on May 19, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0618	71.23%	$0.2676	61.73%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0249	28.77%	$0.1659	38.27%
Total Distribution	$0.0867	100.00%	$0.4335	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on April 30, 2023[2]	4.56%
Current Annualized Distribution Rate (current fiscal year)[3]	7.93%
Current Fiscal Year Cumulative Total Return[4]	3.49%
Cumulative Distribution Rate (current fiscal year)[5]	2.64%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of April 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through April 30, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through April 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of April 30, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. June 30, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On June 30, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on June 21, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 30, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0867	100.00%	$0.3868	74.35%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.1334	25.65%
Total Distribution	$0.0867	100.00%	$0.5202	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2023[2]	4.25%
Current Annualized Distribution Rate (current fiscal year)[3]	8.06%
Current Fiscal Year Cumulative Total Return[4]	2.52%
Cumulative Distribution Rate (current fiscal year)[5]	3.36%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of May 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through May 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through May 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of May 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. July 31, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On July 31, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on July 20, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the July 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	July 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0685	79.02%	$0.5304	87.39%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0182	20.98%	$0.0765	12.61%
Total Distribution	$0.0867	100.00%	$0.6069	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on June 30, 2023[2]	5.43%
Current Annualized Distribution Rate (current fiscal year)[3]	7.70%
Current Fiscal Year Cumulative Total Return[4]	7.98%
Cumulative Distribution Rate (current fiscal year)[5]	3.85%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of June 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through June 30, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through June 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of June 30, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. August 31, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On August 31, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on August 22, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the August 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	August 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0571	65.81%	$0.5124	73.88%
Net Realized Short-Term Capital Gains	$0.0176	20.31%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0120	13.88%	$0.1812	26.12%
Total Distribution	$0.0867	100.00%	$0.6936	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on July 31, 2023[2]	5.98%
Current Annualized Distribution Rate (current fiscal year)[3]	7.46%
Current Fiscal Year Cumulative Total Return[4]	12.19%
Cumulative Distribution Rate (current fiscal year)[5]	4.35%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of July 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through July 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through July 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of July 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. September 29, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On September 29, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on September 20, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 29, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0867	100.00%	$0.6250	80.10%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0392	5.02%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.1161	14.88%
Total Distribution	$0.0867	100.00%	$0.7803	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2023[2]	5.96%
Current Annualized Distribution Rate (current fiscal year)[3]	7.57%
Current Fiscal Year Cumulative Total Return[4]	11.21%
Cumulative Distribution Rate (current fiscal year)[5]	5.05%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of August 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through August 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through August 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of August 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. September 29, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On October 31, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on October 20, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0555	64.05%	$0.6809	78.53%
Net Realized Short-Term Capital Gains	$0.0197	22.73%	$0.0726	8.38%
Net Realized Long-Term Capital Gains	$0.0115	13.22%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.1135	13.10%
Total Distribution	$0.0867	100.00%	$0.8671	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2023[2]	5.36%
Current Annualized Distribution Rate (current fiscal year)[3]	7.87%
Current Fiscal Year Cumulative Total Return[4]	7.69%
Cumulative Distribution Rate (current fiscal year)[5]	5.90%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of September 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through September 30, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through September 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of September 30, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. November 30, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On November 30, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on November 20, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 30, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0867	100.00%	$0.7647	80.18%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0793	8.31%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.1097	11.51%
Total Distribution	$0.0867	100.00%	$0.9537	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2023[2]	6.03%
Current Annualized Distribution Rate (current fiscal year)[3]	8.23%
Current Fiscal Year Cumulative Total Return[4]	3.66%
Cumulative Distribution Rate (current fiscal year)[5]	6.86%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through October 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through October 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of October 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. December 29, 2023 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2022. On December 29, 2023, the monthly distribution under the MDP of $0.0867 per share will be paid to stockholders of record on December 19, 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 29, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0867	100.00%	$0.8818	84.75%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0936	9.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0650	6.25%
Total Distribution	$0.0867	100.00%	$1.0404	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2023[2]	7.65%
Current Annualized Distribution Rate (current fiscal year)[3]	7.56%
Current Fiscal Year Cumulative Total Return[4]	13.56%
Cumulative Distribution Rate (current fiscal year)[5]	6.93%

__________

[1]	The Fund’s current fiscal year began on January 1, 2023

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through November 30, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through November 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of November 30, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com